EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of T-Mobile US, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), G. Michael Sievert, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 11, 2022

/s/ G. Michael Sievert
G. Michael Sievert Chief Executive Officer